F--140
EXHIBIT

32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)

Pursuant to

Section 906 of

the Sarbanes-Oxley

Act of 2002

(subsections (a) and

(b) of Section

1350, Chapter 63

of Title

18,
United

States Code),

the undersigned

officer

of First

BanCorp.,

a Puerto

Rico corporation

(the “Company”),

does hereby

certify,

to
such officer’s knowledge, that:

The Annual

Report on

Form 10-K

for the year

ended December 31,

2022 (the

“Form l0-K”) of

the Company

fully complies
with the

requirements of

section l3(a)

or 15(d)

of the

Securities Exchange

Act of

1934 and

information contained

in the

Form 10-K
fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2023 /s/ Orlando Berges
Name: Orlando Berges
Title: Executive Vice

President and Chief Financial Officer